UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 23, 2010
Date of Report (Date of earliest event reported)
Boston Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-164785	27-0801073

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

33 South Commercial Street, Manchester, NH	03101

(Address of principal executive offices)	(Zip Code)
978-886-0421
Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8.01 Other Events
Signatures

Item 8.01  Other Events      Formal Change of Name and Address

On November 23, 2010, Boston Therapeutics, Inc., (formerly Avanyx Therapeutics, Inc.), a Delaware corporation, formally submitted to the Securities and Exchange Commission a change of name, address and contact information confirming its change of name and address from Avanyx Therapeutic, Inc. to Boston Therapeutics, Inc., 33 South Commercial Street, Manchester, NH 03101.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Boston Therapeutics, Inc.
Date: November 23, 2010	By:	/s/ David Platt
David Platt
Chairman/CEO/CFO